--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                      ------------------------------------
                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

  Filed by the Registrant                                                    [X]

  Filed by a Party other than the Registrant                                 [ ]

Check the appropriate box:

  [ ] Preliminary Proxy Statement

  [ ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

  [X] Definitive Proxy Statement

  [ ] Definitive Additional Materials

  [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      ------------------------------------

                              ENTERRA ENERGY CORP.
                (Name of Registrant as specified in its Charter)

         --------------------------------------------------------------
    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

     [ ] Fee paid previously with preliminary materials:

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount previously paid:

         (2)  Form, Schedule or Registration Statement No.:

         (3)  Filing Party:

         (4)  Date Filed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              ENTERRA ENERGY CORP.

      NOTICE OF ANNUAL AND SPECIAL MEETING OF THE HOLDERS OF COMMON SHARES
                           TO BE HELD ON JUNE 7, 2002

NOTICE IS HEREBY GIVEN that the Annual and Special Meeting (the "Meeting") of the shareholders of Enterra Energy Corp. ("Enterra" or the "Corporation") will be held at The 400 Club, 710 - 4th Avenue S.W., Calgary, Alberta, on Friday, June 7, 2002 at 10:00 a.m. local time, for the following purposes, namely:

1. to receive the financial statements for the year ended December 31, 2001 and the report of the auditors thereon;

2.   to fix the number of directors to be elected at six;

3.   to elect directors for the ensuing year;

4.   to appoint the auditor for the ensuring year;

5. to consider and, if deemed appropriate, pass an ordinary resolution approving an increase in the number of common shares of the Corporation available for issuance pursuant to the Corporation's Stock Option Plan by 16,767 common shares; and

6. to transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

Only holders of record at the close of business on May 3, 2002 (the "Record Date") of Common Shares are entitled to notice of and to attend the Meeting or any adjournment or adjournments thereof and to vote thereat unless after the Record Date a holder of record transfers his Common Shares and the transferee, upon producing properly endorsed certificates evidencing such shares or otherwise establishing that he or she owns such shares, requests, not later than ten days before the Meeting, that the transferee's name be included in the list of shareholders entitled to vote, in which case such transferee shall be entitled to vote such shares at the Meeting.

Holders of Common Shares ("Shareholders") may vote in person at the Meeting or any adjournment or adjournments thereof, or they may appoint another person (who need not be a Shareholder) as their proxy to attend and vote in their place.

SHAREHOLDERS UNABLE TO BE PRESENT AT THE MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT TO THE CORPORATION'S AGENT, OLYMPIA TRUST COMPANY, SUITE 2600, 700 - 9TH AVENUE S.W., CALGARY, ALBERTA, T2P 3V4 IN THE ENCLOSED ENVELOPE PROVIDED FOR THAT PURPOSE. IN ORDER TO BE VALID, PROXIES MUST BE RECEIVED BY OLYMPIA TRUST COMPANY NOT LATER THAN 4:00 P.M. (CALGARY
TIME) ON THE LAST BUSINESS DAY PRIOR TO THE MEETING OR ANY ADJOURNMENT THEREOF.

A management information circular relating to the business to be conducted at the Meeting accompanies this Notice.

Calgary, Alberta                         BY ORDER OF THE BOARD OF DIRECTORS
April 26, 2002

                               (signed)  Reginald Greenslade
                                         President and Chief Financial Officer

                              ENTERRA ENERGY CORP.

                        SUITE 2600, 500 - 4TH AVENUE S.W.
                            CALGARY, ALBERTA T2P 2V6

                         MANAGEMENT INFORMATION CIRCULAR
                       FOR THE ANNUAL AND SPECIAL MEETING
                         OF THE HOLDERS OF COMMON SHARES
                           TO BE HELD ON JUNE 7, 2002

THIS MANAGEMENT INFORMATION CIRCULAR (THE "CIRCULAR") IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY OR ON BEHALF OF THE MANAGEMENT OF ENTERRA ENERGY CORP. (THE "CORPORATION" OR "ENTERRA") FOR USE AT THE ANNUAL AND SPECIAL MEETING OF THE HOLDERS OF COMMON SHARES (THE "SHAREHOLDERS") OF THE CORPORATION TO BE HELD AT THE 400 CLUB, 710 - 4TH AVENUE S.W. CALGARY, ALBERTA, ON FRIDAY, JUNE 7, 2002 AT 10:00 A.M. LOCAL TIME, AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF (THE "MEETING") FOR THE PURPOSES SET FORTH IN THE NOTICE OF ANNUAL AND SPECIAL MEETING ACCOMPANYING THIS CIRCULAR.

SOLICITATION OF PROXIES

The solicitation of proxies is made on behalf of the management of the Corporation. The costs incurred in the preparation of the Form of Proxy, Notice of Annual and Special Meeting and this Circular will be borne by the Corporation. Solicitation of proxies will be primarily by mail, but may also be in person or by telephone. Unless otherwise noted, the information in this Circular is given as at April 26, 2002.

RECORD DATE

The Shareholders of record of common shares ("COMMON SHARES") on May 3, 2002 (the "RECORD DATE") are entitled to notice of, and to vote at, the Meeting on the basis of one vote for each Common Share held, except to the extent that:

1.   such person transfers his shares after the Record Date;

2. the transferee of those shares produces properly endorsed share certificates or otherwise establishes his ownership to the shares and makes a demand to the Registrar and Transfer Agent of the Corporation, not later than 10 days before the Meeting, that his name be included on the shareholders' list for the Meeting.

Any registered Shareholder of the Corporation at the close of business on the Record Date who either personally attends the Meeting or who completes and delivers a proxy will be entitled to vote or have his or her Common Shares voted at the Meeting. However, a person appointed under the Form of Proxy will be entitled to vote the Common Shares represented by that form only if it is effectively delivered in the manner set out under the heading "Appointment and Revocation of Proxies".

APPOINTMENT AND REVOCATION OF PROXIES

The persons named as proxies in the enclosed Form of Proxy are the President and the Chief Financial Officer of the Corporation.

A SHAREHOLDER SUBMITTING A PROXY HAS THE RIGHT TO APPOINT A PERSON TO REPRESENT HIM OR HER AT THE MEETING OTHER THAN THE PERSON OR PERSONS DESIGNATED IN THE FORM OF PROXY FURNISHED BY THE CORPORATION. TO EXERCISE THIS RIGHT THE SHAREHOLDER SHOULD INSERT THE NAME OF THE DESIRED REPRESENTATIVE IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY AND STRIKE OUT THE OTHER NAMES OR SUBMIT ANOTHER APPROPRIATE PROXY.

In order to be effective, the proxy must be mailed so as to be deposited at the office of the Corporation's agent, Olympia Trust Company, Suite 2600, 700 - 9th Avenue S.W., Calgary, Alberta T2P 3V4, not later than 4:00 p.m., Calgary time on Thursday, June 6, 2002. No instrument appointing a proxy shall be valid after the expiration of twelve (12) months from the date of its execution. The instrument appointing a proxy shall be in writing under the hand of the Shareholder or his attorney, or, if such Shareholder is a corporation, under its corporate seal, and executed by a director, officer or attorney thereof duly authorized.

A Shareholder who has submitted a proxy may revoke it by instrument in writing executed by the Shareholder or his attorney authorized in writing, or, if the Shareholder is a corporation, under its corporate seal and executed by a director, officer or attorney thereof duly authorized, and deposited either with the Corporation at its offices as aforesaid at any time prior to the close of business on the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of the Meeting prior to the commencement of the Meeting on the day of the Meeting, and upon such deposit the previous proxy is revoked.

EXERCISE OF DISCRETION BY PROXIES

All Common Shares represented at the Meeting by properly executed proxies will be voted, and where a choice with respect to any matter to be acted upon has been specified in the Form of Proxy the Common Shares represented by the proxy will be voted in accordance with such specification.

IN THE ABSENCE OF SUCH SPECIFICATION, SUCH COMMON SHARES WILL BE VOTED IN FAVOUR OF ALL MATTERS PROPOSED BY MANAGEMENT TO BE ACTED UPON.

THE ENCLOSED INSTRUMENT OF PROXY CONFERS DISCRETIONARY AUTHORITY UPON THE MANAGEMENT DESIGNEES, OR OTHER PERSONS NAMED AS PROXY, WITH RESPECT TO AMENDMENTS TO OR VARIATIONS OF MATTERS IDENTIFIED IN THE NOTICE OF ANNUAL AND SPECIAL MEETING AND ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. AT THE DATE OF THIS INFORMATION CIRCULAR, THE CORPORATION IS NOT AWARE OF ANY AMENDMENTS TO, OR VARIATIONS OF, OR OTHER MATTERS WHICH MAY COME BEFORE THE MEETING. IN THE EVENT THAT OTHER MATTERS COME BEFORE THE MEETING, THEN THE MANAGEMENT DESIGNEES INTEND TO VOTE IN ACCORDANCE WITH THE JUDGMENT OF THE MANAGEMENT OF THE CORPORATION.

VOTING COMMON SHARES AND PRINCIPAL HOLDERS THEREOF

The Corporation is authorized to issue an unlimited number of Common Shares, without nominal or par value. As of April 26, 2002 there were 9,150,622 Common Shares issued and outstanding.

The Bylaws of the Corporation provide that two (2) persons present and representing in person or by proxy not less than ten percent (10%) of the issued Common Shares entitled to vote constitute a quorum for the purposes of conducting a shareholders' meeting.

To the best of the knowledge of the directors and officers of the Corporation no person beneficially owns directly or indirectly, or exercises control or discretion over more than 10% of the voting rights attached to voting securities of the Corporation.

ADVICE TO BENEFICIAL HOLDERS OF SECURITIES

THE INFORMATION SET FORTH IN THIS SECTION IS OF SIGNIFICANT IMPORTANCE TO MANY PUBLIC SHAREHOLDERS OF THE CORPORATION, AS A SUBSTANTIAL NUMBER OF THE PUBLIC SHAREHOLDERS OF THE CORPORATION DO NOT HOLD COMMON SHARES IN THEIR OWN NAME. Shareholders who do not hold their Common Shares in their own name (referred to in this Circular as "Beneficial Shareholders") should note that only proxies deposited by Shareholders whose names appear on the records of the Corporation as the registered holders of Common Shares can be recognized and acted upon at the Meeting. If Common Shares are listed in an account statement provided to a Shareholder by a broker, then in almost all cases those Common Shares will not be registered in the Shareholder's name on the records of the Corporation. Such Common Shares will more likely be registered under the name of the Shareholder's broker or an agent of that broker. In Canada, the vast majority of such shares are registered under the name of CDS & Co. (the registration name for The Canadian Depository for Securities, which acts as nominee for many Canadian brokerage firms). Shares held by brokers or their nominees can only be voted (for or against resolutions) upon the instructions of the Beneficial Shareholder. Without specific instructions, brokers/nominees are prohibited from voting shares for their clients. The directors and officers of the Corporation do not know for whose benefit the shares registered in the name of CDS & Co. are held. THEREFORE, BENEFICIAL SHAREHOLDERS SHOULD ENSURE THAT INSTRUCTIONS RESPECTING THE VOTING OF THEIR COMMON SHARES ARE COMMUNICATED TO THE APPROPRIATE PERSON.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from Beneficial Shareholders in advance of shareholders' meetings. Every intermediary/broker has its own mailing procedures and provides its own return instructions, which should be carefully followed by Beneficial Shareholders in order to ensure that their Common Shares are voted at the Meeting. Often, the form of proxy supplied to a Beneficial Shareholder by its broker is identical to the form of proxy provided to registered Shareholders. However, its purpose is limited to instructing the registered Shareholder how to vote on behalf of the Beneficial Shareholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to the Independent Investor Communications Corporation ("IICC"). IICC typically applies a special sticker to the proxy forms, mails those forms to the Beneficial Shareholders and asks Beneficial Shareholders to return the proxy forms to IICC. IICC then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Common Shares to be represented at the Meeting. A Beneficial Shareholder receiving a proxy with an IICC sticker on it cannot use that proxy to vote Common Shares directly at the Meeting. The proxy must be returned to IICC well in advance of the Meeting in order to have the Common Shares voted at the Meeting.

Although a Beneficial Shareholder may not be recognized directly at the Meeting for the purposes of voting Common Shares registered in the name of his or her broker (or an agent of the broker), a Beneficial Shareholder may attend the Meeting as proxyholder for the registered shareholder and vote the Common Shares in that capacity. Beneficial Shareholders who wish to attend the Meeting and indirectly vote their Common Shares as proxyholder for the registered shareholder, should enter their own names in the blank space on the form of proxy provided to them and return the same to their broker (or the broker's agent) in accordance with the instructions provided by such broker (or agent), well in advance of the Meeting.

In addition, a proxy may be revoked by the shareholder executing another form of proxy bearing a later date and depositing same at the offices of the Registrar and Transfer Agent of the Corporation within the time period set out under the heading "Appointment and Revocation of Proxies", or by the shareholder personally attending the Meeting and voting his or her Common Shares.

SUMMARY OF MATTERS TO BE ACTED UPON

The Shareholders of the Corporation will be asked to consider and, if deemed appropriate:

     (a)  by ordinary resolution, elect the directors of the Corporation; and

     (b) by ordinary resolution, approve the appointment of KPMG LLP ("KPMG") as the auditors of the Corporation; and

     (c) by ordinary resolution, approve an increase in the number of common shares of the Corporation available for issuance pursuant to the Corporation's Stock Option Plan by 16,767 Common Shares.

Additional detail regarding each of the matters to be acted on at the Meeting is contained below.

ELECTION OF DIRECTORS

Action is to be taken at the Meeting with respect to the election of directors. As at the date hereof, the Board of Directors of the Corporation is comprised of five (5) members. It is proposed that the Board consist of six (6) members. The Shareholders will be asked to pass an ordinary resolution at the Meeting to elect, as directors, the nominees whose names are set forth in the table below. Each nominee elected will hold office until the next annual meeting of the Shareholders, or until his successor is duly elected or appointed, unless his office is vacated earlier in accordance with the Corporation's Bylaws. The Corporation is required by applicable corporate legislation to have an Audit Committee comprised of members of the Board of Directors. The Corporation does not have an executive committee. The present members of the Audit Committee, Compensation Committee, Corporate Governance Committee and Reserves Committee of the Board of Directors are identified in the table below.

The following information relating to the nominees as directors is based partly on the records of the Corporation and partly on information received by the Corporation from said nominees, and sets forth the name and municipality of residence of the persons proposed to be nominated for election as directors, all other positions and offices within the Corporation now held by them, their principal occupations or employments, the periods during which they have served as directors of the Corporation and the approximate number of Common Shares beneficially owned, directly or indirectly, or over which control or direction is exercised by each of them as at April 26, 2002.


                                                                                                       Common Shares Beneficially
   Name and Municipality of     Position(s) Presently                                                  Owned or Controlled as at
          Residence                      Held             Principal Occupation       Director Since         April 26, 2002
------------------------------- ---------------------- --------------------------   ----------------   --------------------------
Reginald J. Greenslade          Director, President    President and CEO of the       August, 2001              178,703
Calgary, Alberta                and CEO(1)(4)          Corporation

Thomas J. Jacobsen              Director and           President of Wells Gray       February, 1999             322,947
Calgary, Alberta                COO(1)(3)(4)           Resort and Resources

Walter A. Dawson                Director(3)(4)         Chairman and CEO of Simmons    August, 2001              404,896
Calgary, Alberta                                       Energy Services Inc.

H.S. (Scobey) Hartley           Director(1)(2)(3)      Chairman of Prism Petroleum      May, 2000                1,000
Calgary, Alberta                                       Ltd.



                                                                                                       Common Shares Beneficially
   Name and Municipality of     Position(s) Presently                                                  Owned or Controlled as at
          Residence                      Held             Principal Occupation       Director Since         April 26, 2002
------------------------------- ---------------------- --------------------------   ----------------   --------------------------
G.W. Douglas Paul               None                   Vice President, Canada West      Proposed                  nil
Calgary, Alberta                                       Corporate Finance Inc.

Norman K. Wallace               None                   Founder and owner, Wallace       Proposed                 5,000
Calgary, Alberta                                       Construction Specialties
                                                       Ltd.


Notes:

(1)  Member of the Compensation Committee.

(2)  Member of the Audit Committee.

(3)  Member of the Corporate Governance Committee.

(4)  Member of the Reserves Committee.

THE PERSONS IN THE ENCLOSED FORM OF PROXY, UNLESS INSTRUCTED OTHERWISE, INTEND TO VOTE FOR THE ELECTION, AS DIRECTORS, OF THE NOMINEES WHOSE NAMES ARE SET FORTH IN THE TABLE ABOVE.

APPOINTMENT OF AUDITORS

The Shareholders will be asked to pass an ordinary resolution at the Meeting to reappoint KPMG as auditors of the Corporation, to hold office until the next annual meeting of the Shareholders, at a remuneration to be determined by the Board of Directors. KPMG has acted as auditors of the Corporation since February 16, 2001. THE PERSONS IN THE ENCLOSED FORM OF PROXY, UNLESS INSTRUCTED OTHERWISE, INTEND TO VOTE FOR THE REAPPOINTMENT OF KPMG AS AUDITORS OF THE CORPORATION.

The Corporation has employed the firm of KPMG to audit its financial statements and to provide audit-related and other services. KPMG representatives meet with the Audit Committee of the Board of Directors prior to the release of annual financial statements. The Corporation paid a total of Cdn. $193,460 in fees to KPMG during 2001. These fees were for the annual audit ($60,500), review of securities documents ($33,700), other audit-related services ($50,500) and tax-related services ($48,760).

AMENDMENT TO STOCK OPTION PLAN

At the Meeting, the Shareholders will be asked to consider and, if deemed advisable, approve an amendment to the Corporation's stock option plan (the "STOCK OPTION PLAN") which authorizes the Board of Directors to issue stock options to directors, officers and key employees of, and consultants to, the Corporation who are in a position to contribute to the future success and growth of the Corporation. The Stock Option Plan was approved by the Shareholders on December 10, 2001. At the Special Meeting of the Corporation held on December 10, 2001, the Shareholders of the Corporation approved the number of Common Shares reserved for issuance under the Stock Option Plan at 916,062 Common Shares.

Since December 10, 2001, an aggregate of 17,767 Common Shares have been issued upon the exercise of stock options, leaving 898,295 Common Shares currently available for issue under the Stock Option Plan. As at the date of this Circular, there are stock options outstanding to purchase an aggregate of 673,447 Common Shares. As a result, the Stock Option Plan currently has a balance of 224,848 Common Shares available for new option grants.

As a result of the cancellation of previously issued stock options, the proposed addition of new directors and the potential hiring of new employees, the Board wishes to increase the number of Common Shares reserved for issuance under the Stock Option Plan by 16,767 Common Shares. This increase, if approved by the Shareholders, will result in a total of 915,062 Common Shares being available for grant under the Stock Option Plan. The following table summarizes the transactions in the Stock Option Plan since May 10, 2001.


                                            STOCK OPTIONS     STOCK OPTION      AVAILABLE FOR
                                             OUTSTANDING      PLAN MAXIMUM       FUTURE GRANT
                                            ------------      ------------      -------------

December 10, 2001                              800,000           916,062           116,062

Options cancelled                             (108,786)                            108,786

Options granted                                    nil

Options exercised                              (17,767)          (17,767)
                                              --------           -------           -------
April 26, 2002                                 673,447           898,295           224,848

Proposed Additions                                                16,767            16,767
                                              --------           -------           -------
Reconstituted Plan as at May 15, 2002          673,447           915,062           241,615
                                              --------           -------           -------

THE BOARD CONFIRMS THAT IN ACCORDANCE WITH THE PROVISIONS OF THE STOCK OPTION PLAN PREVIOUSLY APPROVED BY THE SHAREHOLDERS, AT NO TIME WILL THE NUMBER OF COMMON SHARES RESERVED FOR ISSUANCE PURSUANT TO OUTSTANDING STOCK OPTIONS EXCEED 10% OF THE TOTAL ISSUED AND OUTSTANDING COMMON SHARES OF THE CORPORATION.

At the Meeting, the Shareholders will be asked to consider and, if deemed advisable, to approve the following resolution to amend the Stock Option Plan:

         "BE IT RESOLVED, as an ordinary resolution of the Shareholders of Enterra Energy Corp. (the "Corporation"), that an amendment of the Stock Option Plan of the Corporation to increase the maximum number of Common Shares which may be issued thereunder by 16,767 Common Shares be and the same is hereby approved and authorized."

In order for the foregoing resolution to be passed, it must be approved by a simple majority of the votes cast by Shareholders who vote in person or by proxy at the Meeting. A copy of the Stock Option Plan (as amended) will be made available to any Shareholder upon request. The persons named in the enclosed proxy form, if named as proxy, intend to vote for the approval of the amendment to the Stock Option Plan.

OTHER MATTERS COMING BEFORE THE MEETING

Management knows of no other matters to come before the Meeting other than referred to in the Notice of Meeting. Should any other matters properly come before the Meeting, the Common Shares represented by proxy solicited hereby will be voted on such matters in accordance with the best judgement of the person voting such proxy.

EXECUTIVE COMPENSATION

SUMMARY OF EXECUTIVE COMPENSATION

The following table provides a summary of compensation earned during the last fiscal year ended December 31, 2001 by the Corporation's Chief Executive Officer and for the next most highly compensated executive officer of the Corporation other than the Chief Executive Officer (the "NAMED EXECUTIVE OFFICERS"). Except as disclosed below, no executive officer or employee of the Corporation received in excess of Cdn. $100,000 per annum by way of salary and bonuses during any of the three fiscal year periods ended December 31, 2001.


                                         ANNUAL COMPENSATION                  LONG-TERM COMPENSATION
                                   ---------------------------------     ----------------------------------
                                                                                   AWARDS           PAYOUTS
                                                                         ------------------------   -------
                                                                                       RESTRICTED
                                                                         SECURITIES    SHARES OR
                                                                            UNDER      RESTRICTED
                                                         OTHER ANNUAL     OPTIONS/       SHARE        LTIP      ALL OTHER
   NAME AND PRINCIPAL              SALARY     BONUS      COMPENSATION   SARS GRANTED     UNITS      PAYOUTS    COMPENSATION
        POSITION           YEAR    CDN. ($)   CDN. ($)      CDN. ($)        (#)         CDN. ($)    CDN. ($)     CDN. ($)
----------------------     ----    --------  ---------   ------------   ------------   ----------   --------   ------------


Reginald J. Greenslade     2001    157,500       -          12,279         144,000         -           -             -
President and Chief
Executive Officer

Trevor R. Spagrud          2001    131,250       -          10,195         100,000         -           -             -
Vice-President,
Operations

Notes:

(1) Reginald Greenslade and Trevor Spagrud were appointed to their positions as President and Chief Executive Officer and Vice-President, Operations of the Corporation, respectively, in August, 2001.

STOCK OPTIONS

Pursuant to the Corporation's stock option plan (the "PLAN"), options to purchase Common Shares are granted by the Board to directors, officers, employees and consultants of the Corporation at an exercise price fixed by the directors, subject to the limitations of any stock exchange on which the Common Shares are listed. Stock options must be exercised within a period of ten years from the date of the granting of the stock options and vest as determined by the Board. The Options are non-assignable and non-transferable.

The maximum number of stock options that may be reserved for any one optionee under the Plan must be no greater than 5% of the issued and outstanding Common Shares (on a non-diluted basis). Furthermore, the aggregate number of Common Shares reserved for issuance pursuant to stock options granted to "insiders" (as defined by the TSE Company Manual) may not exceed 10% of the outstanding Common Shares (on a non-diluted basis), the issuance of Common Shares to "insiders" pursuant to the Plan and other share compensation arrangements within a one year period may not exceed 10% of the outstanding Common Shares (on a non-diluted basis) and the issuance of Common Shares to any one "insider" and such insider's associates pursuant to the Plan and other share compensation arrangements within a one year period may not exceed 5% of the outstanding Common Shares (on a non-diluted basis). The aforementioned limits of Common Shares reserved for issuance may be formulated on a diluted basis with the consent of the TSE.

Option Grants During the Year Ended December 31, 2001

The following table sets forth individual grants of stock options made to the named executive officers during the fiscal period ended December 31, 2001. The Corporation has no plan for any of its employees involving stock appreciation rights.

                                                                   EXERCISE OR        MARKET VALUE OF
                          SECURITIES UNDER   % OF TOTAL OPTIONS    BASE PRICE      SECURITIES UNDERLYING
                          OPTIONS GRANTED        GRANTED IN           (CDN.       OPTIONS ON THE DATE OF
         NAME                   (#)            FINANCIAL YEAR       $/SHARE)       GRANT (CDN. $/SHARE)     EXPIRATION DATE
----------------------    ----------------   ------------------    -----------    ----------------------    ----------------

Reginald J. Greenslade        144,000(1)             18%              $4.00                $2.70            November 1, 2006

Trevor Spagrud                100,000(1)            12.5%             $4.00                $2.70            November 1, 2006

Notes:

(1) As at November 5, 2001 the Corporation had issued options to acquire an aggregate of 630,491 Common Shares. At a Special Meeting of the Shareholders of the Corporation held on December 10, 2001, the Shareholders approved the cancellation of options to acquire 630,491 Common Shares and approved the issuance of new options to acquire an aggregate of 800,000 Common Shares of the Corporation, granted to such individuals, and for such amounts and exercise prices as described in Appendix D to the Information Circular of the Corporation dated November 5, 2001.

Option Exercises and Year-End Option Values

The following table provides information concerning (i) options exercised by any named executive officer during the financial year ended December 31, 2001; and
(ii) the number and the value at December 31, 2001 of unexercised options held by the named executive officers. In the table, "exercisable" options are those for which the vesting period or conditions, if any, have been met, and "in the money" options are those where the exercise price was less than the market price of the Common Shares of the Corporation at the close of business on December 31, 2001.

                                                                                                     VALUE OF UNEXERCISED
                                       OPTIONS EXERCISED              UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS(1)
                                   ----------------------------   ---------------------------    ----------------------------
                                   SECURITIES      AGGREGATE                          NOT          CDN. ($)      CDN. ($) NOT
         NAME                       ACQUIRED     VALUE (CDN. $)   EXERCISABLE     EXERCISABLE    EXERCISABLE     EXERCISABLE
----------------------             ----------    --------------   -----------     -----------    -----------     ------------

Reginald J. Greenslade                Nil              $Nil         144,000           Nil              $Nil          $Nil

Trevor R. Spagrud                     Nil              $Nil         100,000           Nil              $Nil          $Nil

Notes:

(1) The closing price for the Corporation's Common Shares on the CDNX on the last trading day in December, 2001 was Cdn. $3.00.

RETIREMENT PLANS

The Corporation has no retirement plans, pension plans or other forms of retirement compensation for its employees.

STOCK SAVINGS PLAN

On August 31, 2001, the board of directors approved the adoption of a stock savings plan for the Corporation. The purpose of the stock savings plan is to provide employees of the Corporation with the opportunity to participate in the ownership and growth of the Corporation through the purchase of Common Shares on the CDNX. A participant's contributions are based on a percentage of their annual salary up to a maximum of 7%. The Corporation matches any participant's contributions equally. As at November 5, 2001, approximately 83% of the Corporation's employees had participated in the stock savings plan.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT

The Corporation has employment contracts with Reginald Greenslade and Trevor Spagrud which provide that the named executive officer will be paid a severance payment if: (a) the named executive officer's employment is terminated; or (b) a change of control occurs in the Corporation and the named executive officer does not continue to be employed by the Corporation at a level of responsibility or a level of base salary and compensation at least commensurate with the named executive officer's level of responsibility, base salary and compensation immediately prior to the change of control and the named executive officer elects to terminate his employment within twelve (12) months of the change of control. The severance payment is based upon the named executive officer's monthly salary. Mr. Greenslade and Mr. Spagrud are entitled up to a maximum of 30 months and 24 months severance payment, respectively. Additionally, both Mr. Greenslade and Mr. Spagrud are entitled to additional allocation of benefits for past bonus amounts paid to each of them.

COMPENSATION OF DIRECTORS

Directors receive an annual retainer of Cdn. $7,500. In addition, directors receive fees in the amount of Cdn. $750 for each directors' meeting which they personally attend and Cdn. $250 for each conference call which they participate in which exceeds 1 hour in duration. Directors are also entitled to be compensated for their out-of-pocket costs, including travel and accommodation, relating to their attendance at any directors' meeting. Finally, the directors are entitled to participate in the Corporation's stock option plan. During the year ended December 31, 2001, options to acquire a total of 240,000 common shares were granted to the current directors of the Corporation (not including options granted to a director who is also a named executive officer). Except as described herein, no compensation by way of annual retainer or meeting fees was paid to directors for acting in such capacity in the year ended December 31, 2001.

DIRECTORS' AND OFFICERS' LIABILITY INSURANCE

Effective October 25, 2001, the Corporation has put in place a corporate liability insurance policy for its directors and officers through London Guarantee Insurance Company. The coverage is for Cdn. $1,000,000 and provides coverage to October 1, 2002. The annual premium for the policy was Cdn. $5,390.

INDEBTEDNESS OF DIRECTORS AND SENIOR OFFICERS

As at the date of this Information Circular, there exists no indebtedness of any of the directors or executive officers to the Corporation.

INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS

None of the Corporation's directors or executive officers, nor any person who beneficially owns directly or indirectly or exercises control or direction over securities carrying more than 10% of the voting rights attaching to the Common Shares, nor any known associate or affiliate of these persons had any material interest, direct or indirect in any transaction since the commencement of the Corporation's last completed financial year which has materially affected the Corporation, or in any proposed transaction which has materially affected or would materially affect the Corporation or any of its subsidiaries.

INTERESTS OF CERTAIN PERSONS AND COMPANIES IN MATTERS TO BE ACTED UPON

Management of the Corporation is not aware of any material interest of any director or nominee for director, or senior officer or any one who has held office as such since the beginning of the Corporation's last financial year or of any associate or affiliate of any of the foregoing in any matter to be acted on at the Meeting.

AVAILABILITY OF CERTAIN DOCUMENTS

Under National Policy 41, adopted by the Canadian Securities Administrators, a person or company who wishes to receive interim financial statements from the Corporation must deliver a written request for such material to the Corporation, together with a signed statement that the person or company is the owner of securities (other than debt instruments) of the Corporation. Shareholders who wish to receive interim financial statements are encouraged to send the enclosed return card, together with the completed Form of Proxy, in the addressed envelope provided to the Corporation's agent, Olympia Trust Company, Suite 2600, 700 - 9th Avenue S.W., Calgary, Alberta T2P 3V4. The Corporation will maintain a supplemental mailing list of persons and companies wishing to receive interim financial statements.

DIRECTORS' APPROVAL

The contents and the sending of this Circular have been approved by the Board.

CERTIFICATE

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.


signed  "Reginald Greenslade"                        signed "Luc Chartrand"

Reginald Greenslade                                  Luc Chartrand
President and Chief Executive Officer                Chief Financial Officer


Calgary, Alberta
April 26, 2002

                              ENTERRA ENERGY CORP.
                                  FORM OF PROXY

                  THIS FORM OF PROXY IS SOLICITED BY MANAGEMENT
     AND WILL BE USED AT THE ANNUAL AND SPECIAL MEETING OF THE SHAREHOLDERS
                           TO BE HELD ON JUNE 7, 2002.

The undersigned holder of Common Shares in the capital of Enterra Energy Corp. (the "Corporation"), hereby appoints Reginald Greenslade, President and Chief Executive Officer of the Corporation, of Calgary, Alberta, or failing him, Luc Chartrand, Chief Financial Officer of the Corporation, of Calgary, Alberta, or instead of either of them, ______________________________________________ , as proxyholder of the undersigned, with full power of substitution, to attend, vote and act for and on behalf of the undersigned at the Annual and Special Meeting (the "Meeting") of holders of common shares of the Corporation to be held at The 400 Club, 710 - 4th Avenue S.W., Calgary Alberta, on Friday, June 7, 2002 at 10:00 a.m. local time, and at any adjournments thereof, and on every ballot that may take place in consequence thereof to the same extent and with the same powers as if the undersigned were personally present at the Meeting, with authority to vote at the proxyholder's discretion except as otherwise specified below.

Without limiting the general powers hereby conferred, the undersigned hereby directs the proxyholder to vote the common shares represented by this Form of Proxy in the following manner:

1.   To fix the number of directors to be elected  )   [ ]  FOR
     at the Meeting at six.                        )
                                                   )   [ ]  AGAINST
                                                   )
                                                   )
2.   Electing the nominees specified in the        )   [ ]  FOR
     management information circular of the        )
     Corporation as directors for the ensuing      )   [ ]  WITHHOLD FROM VOTING
     year.                                         )
                                                   )
                                                   )
3.   Appointing KPMG LLP as the auditor of the     )   [ ]  FOR
     Corporation for the ensuing year at a         )
     remuneration to be fixed by the directors.    )   [ ]  WITHHOLD FROM VOTING
                                                   )
                                                   )
4.   Passing an ordinary resolution approving an   )   [ ]  FOR
     increase in the number of common shares of    )
     the Corporation available for issuance        )   [ ]  WITHHOLD FROM VOTING
     pursuant to the Corporation's Stock Option    )
     Plan by 16,767 common shares.                 )


5. On any business which may properly come before the Annual Meeting, or any adjournment(s) thereof, the proxy is authorized to act or vote as he or she in his or her discretion may advise.


THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT OF THE CORPORATION. THE COMMON SHARES REPRESENTED BY THIS FORM OF PROXY WILL BE VOTED, WHERE THE SHAREHOLDER HAS INDICATED HIS OR HER CHOICE ABOVE, AS DIRECTED OR, IF NO DIRECTION IS GIVEN, FOR THE ABOVE PROPOSAL. THE PERSON OR PERSONS APPOINTED UNDER THIS FORM OF PROXY ARE CONFERRED WITH DISCRETIONARY AUTHORITY WITH RESPECT TO AMENDMENTS OR VARIATIONS OF THOSE MATTERS SPECIFIED IN THIS FORM OF PROXY AND THE NOTICE OF MEETING AND WITH RESPECT TO ANY OTHER MATTERS WHICH MAY BE PROPERLY BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THIS FORM OF PROXY SHOULD BE READ IN CONJUNCTION WITH THE ACCOMPANYING NOTICE OF MEETING AND INFORMATION CIRCULAR.

THE UNDERSIGNED HEREBY REVOKES ANY PRIOR PROXIES.

                        DATED                                            , 2002
                              ------------------------------------------

                        (IF UNDATED, THIS PROXY WILL BE CONSIDERED TO BEAR THE DATE ON WHICH IT WAS MAILED TO THE SHAREHOLDER)

                        SIGNATURE


                        ------------------------------------------------------

                        (PLEASE SIGN, DATE AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE - THE SIGNATURE ON THIS LINE SHOULD CORRESPOND EXACTLY WITH THE NAME IN WHICH THE COMMON SHARES WHICH ARE THE SUBJECT OF THIS PROXY ARE REGISTERED. SEE THE NOTES HERETO.)

NOTES:

1. THE PERSONS NAMED IN THE ENCLOSED FORM OF PROXY ARE DIRECTORS AND OFFICERS OF THE CORPORATION. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER OF THE CORPORATION) OTHER THAN THE PERSONS DESIGNATED IN THE FORM OF PROXY TO REPRESENT THE SHAREHOLDER AT THE MEETING. TO EXERCISE THIS RIGHT, THE SHAREHOLDER SHOULD INSERT THE NAME OF THE DESIRED REPRESENTATIVE IN THE BLANK SPACE PROVIDED IN THIS FORM OF PROXY OR SUBMIT ANOTHER PROPER FORM OF PROXY.

2. In order to be effective, this Form of Proxy must be signed and forwarded so as to reach, or be deposited with, the Corporation's agent, Olympia Trust Company, Suite 2600, 700 - 9th Avenue S.W., Calgary, Alberta T2P 3V4, not later than 4:00 p.m. (Calgary time) on the last business day prior to the Meeting or any adjournment thereof.

3. The proxy shall be in writing and executed by the shareholder (using exactly the same name in which the common shares are registered) or such shareholder's attorney authorized in writing, or if such shareholder is a corporation, under its corporate seal or by a duly authorized officer or attorney. A COPY OF ANY SUCH AUTHORIZATION SHOULD ACCOMPANY THIS FORM OF PROXY. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE.